SCHEDULE 14A
                                                  (Rule 14a-101)

                                      INFORMATION REQUIRED IN PROXY STATEMENT
                                             SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a) of the Securities
                                               Exchange Act of 1934

Filed by the  Registrant
Filed by a party other than the  Registrant
Check the appropriate box:
  Preliminary Proxy Statement     Confidential, For use of the Commission Only
                                  (as permitted by Rule 14a-6(e)(2)
  Definitive Proxy Statement
  Definitive Additional Materials
  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
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                                       Matthews International Funds

                               (Name of Registrant as Specified in Charter)
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Payment of Filing Fee (Check the appropriate box): No fee required.
  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11 (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule - 11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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           Check box if any part of the fee is offset as  provided  by  Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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         (1)  Amount previously paid:
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         (2)                        Form, Schedule or Registration no.: Schedule
                                    14A; 33-78960; 811-08510
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         (3)  Filing Party:  Matthews International Funds
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         (4)  Date Filed:  July 17, 1998
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                                   [Letterhead of Matthews International Funds]

Dear Fellow Shareholders:

Please be informed that there will be a special meeting of shareholders of the Matthews International Funds at 10:00 a.m. on September 11, 1998 at our offices here in San Francisco. At that meeting, shareholders will be asked to vote on several measures proposed by the Funds' Board of Trustees.


Enclosed is a proxy statement describing the measures in detail and a proxy card which you should complete and return to us immediately in the enclosed postage-paid envelope, even if you plan to attend the meeting. If you hold shares of more than one Fund, you will receive a proxy card for each Fund. Please complete and return all proxy cards. I strongly believe these proposals are in the best interests of all shareholders and ask you to vote FOR them.

The first proposal involves the recent purchase of a 24.9% ownership interest in Matthews International Capital Management, LLC ("Matthews International") by the Hambrecht 1980 Revocable Trust, a trust whose trustees and beneficiaries are Mr. and Mrs. William Hambrecht. You will be asked to approve an additional investment by the Hambrecht 1980 Revocable Trust in Matthews International, which, together with the exercise of certain warrants, would ultimately bring the Trust's ownership interest to 30.4% on a fully-diluted basis. Mr. Hambrecht has recently retired from the Chairmanship of the investment firm Hambrecht & Quist, which he co-founded in 1968. His experience and influence on the development of high technology in the United States is well recognized. Less well known is his extensive involvement in our company's area of expertise, the financial markets of developing Asia. The management of Matthews International whole-heartedly welcomes Mr. Hambrecht's private investment in our firm. As you might also know, in 1996 Convergent Capital Management Inc. ("Convergent") also purchased a 24.9% ownership interest in Matthews International. You would also be asked to approve that Convergent also be allowed to exercise its warrant to increase its ownership interest to 30.4% on a fully-diluted basis. I want to assure you that the transaction will not change the way we do business. Both Mr. Hambrecht and Convergent have assured us that they intend to remain as long-term passive investors. Our investment philosophy, our mutual funds and our key personnel will remain the same. The other proposal involves the re-election of two of our trustees.
Both proposals have the full support of the Funds' Board of Trustees.

Again, I urge you to complete the enclosed card and return it as soon as possible. Thank you for your prompt attention and for your investment with Matthews International Funds.

Sincerely,


G. Paul Matthews
President


655 Montgomery Street
Suite 1438
San Francisco, CA  94111

MATTHEWS INTERNATIONAL FUNDS

Notice of Special Meeting
of Shareholders
August ____, 1998
Matthews Pacific Tiger Fund
Matthews Asian Convertible Securities Fund
Matthews Korea Fund
Matthews Dragon Century China Fund
A Special Meeting of Shareholders of each of the above referenced Funds (each a "Fund") will be held at 655 Montgomery Street, Suite 1438, San Francisco, California on Friday, September 11, 1998 at 10:00 a.m. (local time) for the following purposes:

     1. To approve a new investment advisory agreement with Matthews International Capital Management, LLC (1) to take effect initially upon the purchase of additional interests in Matthews International Capital Management, LLC by either the Hambrecht 1980 Revocable Trust or Convergent Capital Management Inc. (or simultaneously by both) to increase either party's respective ownership level to above 25%; and (2) in the event the Hambrecht 1980 Revocable Trust and Convergent Capital Management Inc. do not simultaneously purchase additional interests in Matthews International Capital Management, LLC, to take effect again upon the subsequent purchase by the party which did not initially purchase additional interests as described above.

         2. To elect (i) Norman W. Berryessa and (ii) David FitzWilliam-Lay to continue to serve as Trustees to the Board of Trustees.

         3. To transact such other business as may properly come before the Meeting, or any adjournments thereto.

Shareholders of record at the close of business on July 27, 1998 are entitled to notice of and to vote at the Meeting. Each Fund is a series of Matthews International Funds, a Delaware business trust, and they are referred to herein collectively as the Funds.



-------------------------

G. Paul Matthews
President
July 28, 1998

MATTHEWS INTERNATIONAL FUNDS

Proxy Statement
For a Special Meeting of Shareholders
To Be Held on August ___, 1998

Matthews Pacific Tiger Fund
Matthews Asian Convertible Securities Fund
Matthews Korea Fund
Matthews Dragon Century China Fund



Introduction

This proxy statement is solicited by the Board of Trustees (the "Board") of Matthews International Funds (the "Trust") for voting at the special meeting of shareholders of each Fund named above to be held at 10:00 a.m. (local time) on Friday, Spetember 11, 1998, at 655 Montgomery Street, Suite 1438, San Francisco, California and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about July 29, 1998.

Each share of the Trust is entitled to one vote on each matter submitted to a vote of the shareholders at the Meeting. No shares have cumulative voting rights.

Each valid proxy will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR Proposal 1 and FOR the election of Mr. Berryessa and FOR the election of Mr.
FitzWilliam-Lay who have both been nominated to continue to serve as Trustees for the Trust. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

The shareholders of each Fund are being asked to vote upon two Proposals

Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities" for each Fund as defined in the Investment Company Act of 1940 (the "1940 Act") means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Proposal 2 (election of Mr. Berryessa and Mr. FitzWilliam-Lay to continue to serve as Trustees) requires a plurality vote of the shares of the Trust. Therefore, the nominees receiving the largest number of votes will be elected. The Board of Trustees of Matthews International Funds currently is not aware of any other nominee. On Proposal 1 each Fund will vote separately. On Proposal 2, the shareholders of the Trust will vote in the aggregate and not separately by Fund.

The Trust Instrument of the Matthews International Funds provides that the presence at a shareholder meeting in person or by proxy of at least one third (33-1/3%) of the shares of the Trust (or series) entitled to vote constitutes a quorum. Thus, the meeting for the Trust (or series) could not take place on its scheduled date if less than one third of the shares of the Trust (or series) were represented. If, by the time scheduled for the meeting, a quorum of shareholders of the Trust (or series) is not present or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the meeting may be held for the purposes of voting on those proposals for which sufficient votes have been received and the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to any proposals for any Fund for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against any such proposal.

The Meeting is scheduled as a joint meeting of the respective shareholders of all Funds in the Trust because the shareholders of all Funds will consider and vote on essentially the same matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of each Fund's shareholders.

In tallying shareholder votes, abstentions (i.e. shares for which a proxy is presented, but which abstains from voting on one or more matters) and '"broker non-votes" (i.e. shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter because it is a non-routine matter) will be counted for purposes of determining whether a quorum is present for the conduct of business at the Meeting. However, broker non-votes do not constitute votes for or against any proposal, do not constitute an abstention, and will be disregarded in determining votes cast.


The Board of Trustees of the Trust recommends that you vote in favor of all Proposals.

The Board of the Trust has fixed the close of business on July 27, 1998 as the record date (the "Record Date") for determining holders of the Fund's shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, the following shares were outstanding:

----------------------------------------------------------- ---------------- ----------------- ----------------
Fund                                                                Class A           Class I       Total Fund
                                                                     Shares            Shares           Shares
Matthews Pacific Tiger Fund
Matthews Asian Convertible Securities Fund
Matthews Korea Fund
Matthews Dragon Century China Fund
----------------------------------------------------------- ---------------- ----------------- ----------------

PROPOSAL 1--To approve a new investment advisory agreement with Matthews International Capital Management, LLC (1) to take effect initially upon the purchase of additional interests in Matthews International Capital Management, LLC by either the Hambrecht 1980 Revocable Trust or Convergent Capital Management Inc. (or simultaneously by both) to increase either party's respective ownership level to above 25%; and (2) in the event the Hambrecht 1980 Revocable Trust and Convergent Capital Management Inc. do not simultaneously purchase additional interests in Matthews International Capital Management, LLC, to take effect again upon the subsequent purchase by the party which did not initially purchase additional interests as described above.


Background to Proposal 1


Matthews International Capital Management, LLC (as defined above, the "Advisor") was founded in 1991 by G. Paul Matthews to manage international portfolios for North American clients and to provide U.S. investments for non-U.S. clients. In October, 1996, Convergent Capital Management Inc. ("Convergent") purchased a 24.9% equity interest in the Advisor and has subsequently acquired warrants to purchase additional interests. Convergent is a money management holding company that invests in investment management firms. Currently, Convergent has ownership interests in five affiliated firms with approximately $4 billion in assets under management.

On June 3, 1998 Matthews International Capital Management, LLC (as defined above, the "Advisor") entered into a Purchase Agreement (the "Purchase Agreement") pursuant to which the Hambrecht 1980 Revocable Trust ("Hambrecht"), a revocable trust whose trustees and beneficiaries are William and Sarah Hambrecht, also purchased a 24.9% interest in the Advisor (the "Initial Purchase"). Hambrecht and Convergent, together with the Advisor, agree that Hambrecht and Convergent should each ultimately be allowed (but not required) to increase their respective ownership interests to a maximum of 30.4% (on a fully-diluted basis). In connection with that, Hambrecht was also granted warrants (the "Hambrecht Warrants") to increase its ownership to that level. Both the investments made (and to be made) by Convergent and Hambrecht were made (and are to be made) as passive investments to provide capital to the Advisor and not for purposes of exercising control or to actively participate in the business of the Advisor.

In connection with Hambrecht's Initial Purchase, Hambrecht has also agreed to make an additional investment (the "Second Purchase") in the Advisor which would bring its total interest to approximately 35.1% before the exercise of any of the warrants described below. Convergent has also been granted warrants (the "Convergent Warrants") to allow it to purchase at any time additional interests in the Advisor which would bring its total interest to a maximum of approximately 35.9% (assuming the previous or contemporaneous completion of the Second Purchase and assuming the Hambrecht Warrants have not been exercised). Because the purchase by any one of these two parties would affect the ownership parity agreed to by the two parties, the Convergent Warrants and the Hambrecht Warrants are structured so that, if the second Purchase is completed all warrants are fully exercised by each of Hambrecht and Convergent, each would own a 30.4% (fully diluted) interest in the Advisor. Either (1) the Second Purchase or (2) the exercise of the Convergent Warrants would have a direct impact on the Funds because each event will cause a change in the ultimate ownership of the Funds' current advisor, Matthews International Capital Management, LLC. As explained below, such ownership changes require the trustees (including the independent trustees) and Shareholders of each Fund to approve "new" investment advisory agreements with the Advisor. The exercise of the Hambrecht Warrant, however, should not have any direct impact on the Funds.

The first phase of the purchase by Hambrecht (the acquisition of the 24.9% interest) closed as of June 3, 1998 (the "Initial Closing"). The ability of Hambrecht to complete the Second Purchase and Convergent's and Hambrecht's respective abilities to exercise the Convergent and Hambrecht Warrants, however, are subject to various conditions, including approval by the Shareholders of each Fund of the New Advisory Agreements between the Trust and the Advisor, as the "New Advisor" of each Fund. After such approvals have been secured, the Second Purchase would occur. Furthermore, Convergent and Hambrecht may then exercise their respective Warrants. After the Second Purchase, the Advisor will continue to operate out of its current offices in San Francisco, California. The key members of the Advisor's management team, G. Paul Matthews and Mark W. Headley, will continue to be responsible for managing the day-to-day affairs of the Advisor under its restructured ownership.

The Legal Framework

Pursuant to Section 15 of the 1940 Act, each investment advisory agreement between the Funds and the Advisor (each, an "Existing Advisory Agreement") terminates automatically upon its assignment, which is deemed to include any change of control of the investment advisor. A change of control will occur when either Hambrecht or Convergent acquires more than 25% of the voting securities (in this case, limited liability company interests) of the Advisor. Even though after the Initial Closing, neither Hambrecht nor Convergent owns more than 25% of the Advisor's voting securities, the purchase of additional interests in the Advisor by Hambrecht would immediately cause Hambrecht to cross that threshold and would immediately cause a change of control, which would cause an assignment of the Existing Advisory Agreements and their automatic termination. The same result would happen if Convergent exercised the Convergent Warrants to bring its ownership interests above 25%. Furthermore, Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the Shareholders. Therefore, in order for the Advisor to be able to continue to provide investment advisory services to the Funds after the Second Purchase whereby Hambrecht will hold more than 25% of the Advisor's voting securities (or if Convergent exercises the Convergent Warrants to purchase more than 25% of the Advisor's voting securities), the Shareholders of each Fund must approve a new advisory agreement (each, a "New Advisory Agreement"). The Second Purchase by Hambrecht and the exercise of the Convergent Warrants by Convergent (each, a "Purchase" and collectively the "Purchases") are separate transactions. Nevertheless, because they are both transactions through which Hambrecht and Convergent may, within the same or similar time frame, each obtain a 30.4% fully diluted interest in the Advisor through similar transactions, the Trustees believe that it is appropriate to ask Shareholders' approval for both Purchases at the same time. The exercise of the Hambrecht Warrants is not expected to have any effect on the Funds to the extent it is exercised after Hambrecht has crossed the 25% threshold.

The  Trustees  believe  that the  proposed  future  operations  of the Fund w
"Adviser").

         1. Duties of Adviser. The Trust hereby appoints the Adviser to act as investment adviser to the Matthews [ ] Fund (the "Series") for the period and on such terms set forth in this Agreement. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Series, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Trust's Prospectus and Statement of Additional Information. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

         2. Portfolio Transactions. The Adviser shall provide the Series with a trading department. The Adviser shall select the brokers or dealers that will execute the purchases and sales of securities for the Series and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Series are obtained. The Series will bear all expenses associated with its investment activities, including, without limitation, brokerage commissions and custody expenses. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Series, or be in breach of any obligation owing to the Trust or in respect of the Series under this Agreement, or otherwise, solely by reason of its having caused the Series to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Series in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of the particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Series, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and directors of the Trust such information relating to Series transactions as they may reasonably request.

         3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 1 and 2 of this Agreement, the Series shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 1.00% of the Series' average daily net assets for the month. The net asset value shall be calculated in the manner provided in the Series' prospectus and statement of additional information then in effect. The Adviser may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement. Any fee withheld pursuant to this paragraph from the Adviser shall be reimbursed by the Series to the Adviser in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding if the aggregate expenses for the next succeeding fiscal year or second succeeding fiscal year or third succeeding fiscal year do not exceed any more restrictive limitation to which the Adviser has agreed. The Adviser generally may request and receive reimbursement for the oldest reductions and waivers before payment for fees and expenses for the current year.

         4. In the event of termination of this Agreement, the fee provided in this Section 3 shall be paid on a pro rate basis, based on the number of days when this Agreement was in effect.

         5. Reports. The Series and the Adviser agree to finish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

         6. Status of Adviser. The services of the Adviser to the Series are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Series are not impaired thereby.

         7. Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Series, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.

         8. Duration and Termination. This Agreement shall become effective on __________________, 1998 provided that first it is approved by the Board of Trustees of the Trust, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, and by the holders of a majority of the outstanding voting securities of the Series; and shall continue in effect until ______________, 2000. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by: (i) the Trust's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Series; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the Investment Company Act of 1940. This Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the Series on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Trust. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

                  As used in this Section 8, the terms "assignment" "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in
                  Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

         9. Name of Adviser. The parties agree that the Adviser has a proprietary interest in the name "Matthews," and the Trust agrees to promptly take such action as may be necessary to delete from its corporate name and/or the name of the Series any reference to the name of the Adviser or the name "Matthews," promptly after receipt from the Adviser of a written request therefore.

         10. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. Governing Law. This agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of ___ day of ____________________, 1998.


ATTEST:                                     MATTHEWS INTERNATIONAL FUNDS

-------------------------           -----------------------------------
____________, Secretary                              G. Paul Matthews, President


ATTEST:                                              MATTHEWS INTERNATIONAL
                                                     CAPITAL MANAGEMENT, LLC


-------------------------           -----------------------------------
____________, Secretary                              G. Paul Matthews, President

                                                     EXHIBIT B

                                         LIST OF FIVE PERCENT SHAREHOLDERS






                                                     [to come]





                                                   FORM OF PROXY

                                           MATTHEWS INTERNATIONAL FUNDS
                                          SPECIAL MEETING OF SHAREHOLDERS

                                                 __________, 1998

                                              SOLICITED ON BEHALF OF
                                             THE BOARD OF TRUSTEES OF
                                           MATTHEWS INTERNATIONAL FUNDS

The undersigned hereby appoints __________ and __________, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the _________________ Fund (the "Fund"), a separate series of Matthews International Funds (the "Trust"), to be held on __________, 1998 at the offices of the Trust at 655 Montgomery Street, Suite 1438, San Francisco, California 94111, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on July 27, 1998. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

         A signed proxy will be voted in favor of the Proposals listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on July 27, 1998. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.


         Please vote by filling in the boxes below.

     1. To approve new investment advisory agreements with Matthews International Capital Management, LLC (1) to take effect initially upon the purchase of additional interests in Matthews International Capital Management, LLC by either the Hambrecht 1980 Revocable Trust or Convergent Capital Management Inc. (or simultaneously by both) to increase either party's respective ownership level to above 25%; and (2) in the event the Hambrecht 1980 Revocable Trust and Convergent Capital Management Inc. do not simultaneously purchase additional interests in Matthews International Capital Management, Inc., to take effect again upon the subsequent purchase by the party which did not initially purchase additional interests as described above:


                  FOR  [   ]            AGAINST  [   ]            ABSTAIN  [   ]

                                                        (continued next page...)

2. To elect the Trustees whose names are set forth below to continue to serve as Trustees to the Board of Trustees (to withhold authority to vote for any nominee, cross out that nominee's name)

         Norman W. Berryessa

         David FitzWilliam-Lay

                  FOR  [   ]            AGAINST  [   ]            ABSTAIN  [   ]



Dated: _______________________, 1998



------------------------------      ------------------------------
Signature(s) (if held jointly)      Signature(s) (if held jointly)

------------------------------      ------------------------------
[Shareholder Name]                  [Shareholder Name]

------------------------------      ------------------------------
(Title, if applicable)
[Address]
[Address]
[Fund Name]
[Shares Held]


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

You may use this Proxy only to vote shares of the above-named Fund. If you own shares of more than one Fund in the Matthews International Funds family of mutual funds, you will receive a separate Proxy for each Fund. You may not use this Proxy to vote for another Fund, or to vote shares of more than one Fund.